Exhibit 4.3

Execution Version

SECOND SUPPLEMENTAL INDENTURE

This Second Supplemental Indenture (this “Supplemental Indenture”), dated as of May 10, 2018, among McDermott Technology (Americas), Inc. (“Survivor Corp. 1”), McDermott Technology (US), Inc. (“Survivor Corp. 2” and together with Survivor Corp. 1, the “Post-Merger Co-Issuers”), as the Issuers, each of the Guarantors listed on the signature pages hereto (collectively, the “Guaranteeing Subsidiaries”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, McDermott Escrow 1, Inc. (“Escrow Issuer 1”) and McDermott Escrow 2, Inc. (“Escrow Issuer 2” and, together with Escrow Issuer 1, the “Initial Co-Issuers”) have heretofore executed and delivered to the Trustee an Indenture (as supplemented, the “Indenture”), dated as of April 18, 2018, providing for the issuance of $1,300,000,000 aggregate principal amount of 10.625% Senior Notes due 2024 (the “Notes”);

WHEREAS, on the date hereof, (i) Escrow Issuer 1 has merged with and into Survivor Corp. 1 and Escrow Issuer 2 has merged with and into Survivor Corp. 2, with the Post-Merger Co-Issuers being the surviving Persons of such mergers and the Initial Co-Issuers ceasing to exist and (ii) McDermott International, Inc. and certain of its subsidiaries have become parties to the Indenture as Guarantors pursuant to a separate supplemental indenture; and

WHEREAS, pursuant to Section 9.5 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2) [Reserved].

(3) Agreement to Guarantee. The Guaranteeing Subsidiaries each hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as a surety, jointly and severally with each other Guarantor, to each Holder and the Trustee, the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the Obligations of the Issuers pursuant to the Notes and the Indenture in accordance with Section 10.1(a) of the Indenture.

(4) No Recourse Against Others. No past, present or future director, officer, employee, incorporator, member, partner or stockholder of the Post-Merger Co-Issuers or any Guarantor or their subsidiaries (other than the Post-Merger Co-Issuers and the Guarantors) shall have any liability for any obligations of the Post-Merger Co-Issuers or the Guarantors under the Notes, the

Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(5) Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(6) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture may be executed in multiple counterparts, which, when taken together, shall constitute one instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(7) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(8) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Post-Merger Co-Issuers and the Guaranteeing Subsidiaries.

(9) Successors. All agreements of each of the Post-Merger Co-Issuers and the Guaranteeing Subsidiaries in this Supplemental Indenture shall bind its successors, except as otherwise provided in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

(10) Limitation on Guarantor’s Liability.

(a)	Ireland

(1) Notwithstanding anything set out to the contrary in the Indenture, this Supplemental Indenture or any other Indenture Document to the contrary, the Guarantee provided by the Guaranteeing Subsidiaries does not extend to any part of the Notes Obligations to the extent that doing so would result in the Guarantee constituting unlawful financial assistance within the meaning of section 82 of the Companies Act 2014 of Ireland.

(b)	Arkansas

(1) Each Guaranteeing Subsidiary organized or incorporated in Arkansas acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture, and that the waivers set forth in the Indenture are knowingly made in contemplation of such benefits.

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(c)	Liechtenstein

(1) If and to the extent that (i) the obligations of a Guaranteeing Subsidiary incorporated under the laws of Liechtenstein (each, a “Liechtenstein Guarantor”) which arise under this Supplemental Indenture or any other Secured Debt Document (as defined in the Collateral Agency and Intercreditor Agreement (as defined in the Credit Agreement)) as well as any payments thereunder are for the benefit of the Liechtenstein Guarantor’s (a) direct or indirect shareholder(s), or (b) other affiliated companies (other than its direct or indirect subsidiaries), and (ii) complying with such obligations would constitute a violation of Art. 545 (2) of the Liechtenstein Persons and Companies Act (Personen- und Gesellschaftsrecht) or similar mandatory provisions of Liechtenstein corporate law prohibiting capital repayment or restricting profit distributions, then the aggregate obligations of the Liechtenstein Guarantor under this Supplemental Indenture and any other Secured Debt Document shall be limited as follows:

(i) The aggregate obligations of the Liechtenstein Guarantor under any Secured Debt Document (including but not limited to this Supplemental Indenture) including the proceeds from the enforcement of any security interest granted by the Liechtenstein Guarantor under any Secured Debt Document shall be limited to the maximum amount of the Liechtenstein Guarantor’s distributable net assets available for distribution to the shareholders of the respective Liechtenstein Guarantor in accordance with Art. 545 (2) of the Liechtenstein Persons and Companies Act (Personen- und Gesellschaftsrecht) and other mandatory provisions of Liechtenstein corporate law and the provisions of its articles of association and by-laws (net of taxes, if applicable) at the time the relevant payment becomes due (from time to time, each a “Liechtenstein Minimum Guarantee Amount”).

(ii) The limitations set out herein (as may apply) shall not (generally or definitively) free the Liechtenstein Guarantor from its obligations hereunder or under any other Secured Debt Document in excess thereof, but merely postpone the fulfilment date thereof until such time or times as fulfilment is again possible in accordance with the above mentioned limitations.

(iii) In order to allow the Holders to obtain the maximum benefit under and out of this Supplemental Indenture and the other Secured Debt Documents, the Liechtenstein Guarantor undertakes to promptly implement all such measures and/or to promptly procure the fulfilment of all prerequisites allowing it to make the (requested) payment(s), including the following:

(1) preparation of an audited interim balance sheet (geprüfter Zwischenabschluss) of the Liechtenstein Guarantor in accordance with generally accepted accounting principles and Liechtenstein law, observing the accounting principles applied in the previous years for the creation of the non-consolidated financial statement;

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(2) confirmation of the auditors of the relevant Liechtenstein Guarantor that the relevant Liechtenstein Minimum Guarantee Amount represents (the maximum of) freely distributable profits (verfügbarer Reingewinn);

(3) approval by the shareholders of the Liechtenstein Guarantor of the (resulting) profit distribution in the amount of the Liechtenstein Minimum Guarantee Amount; and

(4) all such other measures necessary or useful to allow the Liechtenstein Guarantor to make the payments agreed hereunder with a minimum of limitation, including the conversion of unnecessary restricted reserves into distributable reserves and the disposal of any of its assets that are not required for the Liechtenstein Guarantor’s business and the book value of which is significantly lower than its market value, in which case the Liechtenstein Guarantor shall notify the Trustee immediately about the sale proceeds and the book value of its respective assets and of the realized hidden reserves (stille Reserven).

For avoidance of doubt, the limitations hereinbefore referred to shall not lead to an obligation of the Liechtenstein Guarantor to decrease its statutory capital or statutory reserves (statutarischer Reservefonds).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

MCDERMOTT TECHNOLOGY (AMERICAS), INC.

By:	/s/ Stuart A. Spence
Name:	Stuart A. Spence
Title:	Executive Vice President and Chief Financial Officer

MCDERMOTT TECHNOLOGY (US), INC.

By:	/s/ Stuart A. Spence
Name:	Stuart A. Spence
Title:	President and Chief Financial Officer

[Signature Page – Supplemental Indenture]

GUARANTORS:

CB&I TYLER LLC
CBI AMERICAS LTD.
CENTRAL TRADING COMPANY LTD.
CHICAGO BRIDGE & IRON COMPANY
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
LUMMUS TECHNOLOGY LLC
CB&I HOLDCO INTERNATIONAL, LLC
CB&I HOLDCO, LLC
CB&I INTERNATIONAL, LLC
CB&I OFFSHORE SERVICES, INC.
CB&I LLC
CHEMICAL RESEARCH & LICENSING, LLC

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Treasurer

[Signature Page – Supplemental Indenture]

ATLANTIC CONTINGENCY CONSTRUCTORS II, LLC	CB&I RIO GRANDE HOLDINGS, L.L.C.
CB&I CLEARFIELD, INC.	CB&I RIO GRANDE VALLEY FABRICATION & MANUFACTURING, L.L.C.
CB&I FINANCIAL RESOURCES LLC	CB&I WALKER LA, L.L.C.
CB&I HOUSTON 09 LLC	INTERNATIONAL CONSULTANTS, L.L.C.
CB&I HOUSTON 10 LLC	SHAW ALLOY PIPING PRODUCTS, LLC
CB&I HOUSTON 11 LLC	SHAW ENERGY SERVICES, INC.
CB&I HOUSTON 12 LLC	SHAW FABRICATORS, INC.
CB&I HOUSTON 13 LLC	SHAW FAR EAST SERVICES, LLC
CB&I PROJECT SERVICES GROUP, LLC	SHAW HOME LOUISIANA, LLC
CBI OVERSEAS, LLC	SHAW JV HOLDINGS, L.L.C.
CBI SERVICES, LLC	SHAW MANAGED SERVICES, LLC
EDS EQUIPMENT COMPANY, LLC	SHAW NUCLEAR ENERGY HOLDINGS (UK), INC.
LUMMUS GASIFICATION TECHNOLOGY LICENSING LLC	SHAW POWER DELIVERY SYSTEMS, INC.
LUMMUS TECHNOLOGY INTERNATIONAL LLC	SHAW POWER SERVICES GROUP, L.L.C.
LUMMUS TECHNOLOGY OVERSEAS LLC	SHAW POWER SERVICES, LLC
LUMMUS TECHNOLOGY SERVICES LLC	SHAW PROCESS FABRICATORS, INC.
LUMMUS TECHNOLOGY VENTURES LLC	SHAW SERVICES, L.L.C.
NUCLEAR ENERGY HOLDINGS, L.L.C.	SHAW SSS FABRICATORS, INC.
S C WOODS, L.L.C.	CB&I NORTH CAROLINA, INC.
CB&I BRAZIL HOLDINGS, INC.	SHAW NC COMPANY, INC.
CB&I FABRICATION, LLC	CB&I LAURENS, INC.
CB&I INTERNATIONAL ONE, LLC	CATALYTIC DISTILLATION TECHNOLOGIES
CB&I LAKE CHARLES, L.L.C.
SHAW TRANSMISSION & DISTRIBUTION SERVICES INTERNATIONAL, INC.
CB&I POWER INTERNATIONAL, INC.
CB&I POWER, LLC

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

[Signature Page – Supplemental Indenture]

850 PINE STREET LLC	MATRIX MANAGEMENT SERVICES, LLC
ASIA PACIFIC SUPPLY CO.	OCEANIC CONTRACTORS, INC.
ATLANTIS CONTRACTORS INC.	PROSPECT INDUSTRIES (HOLDINGS) INC.
CB&I GLOBAL, L.L.C.	SHAW CONNEX, INC.
CB&I HOUSTON 06 LLC	TVL LENDER II, INC.
CB&I HOUSTON 07 LLC	CHICAGO BRIDGE & IRON COMPANY
CB&I HOUSTON LLC	CB&I ENERGY SERVICES, LLC
CONSTRUCTORS INTERNATIONAL, L.L.C.	CB&I GROUP INC.
CSA TRADING COMPANY LTD.	CB&I INTERNATIONAL, INC.
HBI HOLDINGS, LLC	LUMMUS CONSULTANTS INTERNATIONAL LLC
HOWE-BAKER HOLDINGS, L.L.C.	PIKE PROPERTIES II, INC.
HOWE-BAKER INTERNATIONAL MANAGEMENT, LLC	A & B BUILDERS, LTD.
HOWE-BAKER INTERNATIONAL, L.L.C.	HOWE-BAKER ENGINEERS, LTD.
HOWE-BAKER MANAGEMENT, L.L.C.	MATRIX ENGINEERING, LTD.
LUTECH RESOURCES INC.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Assistant Treasurer

[Signature Page – Supplemental Indenture]

CB&I CONNECTICUT, INC.
CBI OVERSEAS (FAR EAST) INC.
SHAW INTERNATIONAL INC.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Vice President and Treasurer

CBI HOLDCO TWO INC.
CBI US HOLDING COMPANY INC.
CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS), LLC

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Vice President and Assistant Treasurer

[Signature Page – Supplemental Indenture]

Executed by CBI CONSTRUCTORS PTY LTD ACN 000 612 411 by its attorney under power of attorney which the attorney has received no notice of the revocation of the power:

/s/ Joseph Christaldi Signature of attorney

Joseph Christaldi Name of attorney (print)

[Signature Page – Supplemental Indenture]

HORTON CBI, LIMITED
LUTECH RESOURCES CANADA LTD.
CB&I CANADA LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

[Signature Page – Supplemental Indenture]

Executed as a Deed by
CB&I MIDDLE EAST HOLDING, INC.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS (CAYMAN) LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

[Signature Page – Supplemental Indenture]

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS HOLDING LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

Executed as a Deed by
HIGHLAND TRADING COMPANY, LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

[Signature Page – Supplemental Indenture]

Executed as a Deed by
OASIS SUPPLY COMPANY, LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

Executed as a Deed by
SHAW E & I INTERNATIONAL LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

Executed as a Deed by
SHAW OVERSEAS (MIDDLE EAST) LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

Witnessed

By:	/s/ Noel Woodland
Name:	Noel Woodland
Title:	Senior Director

[Signature Page – Supplemental Indenture]

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Attorney

[Signature Page – Supplemental Indenture]

SIGNED AND DELIVERED for and on behalf of and as the deed of CB & I FINANCE COMPANY LIMITED by its lawfully appointed attorney
/s/ Joseph Christaldi
JOSEPH CHRISTALDI
Attorney

in the presence of:

(Signature of Witness): /s/ Angelo Yoder

(Name of Witness): Angelo Yoder

(Address of Witness): 2103 Research Forest Dr., The Woodlands, TX 77380

(Occupation of Witness): Contract Administrator

[Signature Page – Supplemental Indenture]

CBI EASTERN ANSTALT

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

[Signature Page – Supplemental Indenture]

CB&I MATAMOROS, S. DE R. L. DE C.V.
CHICAGO BRIDGE DE MÉXICO, S.A. DE C.V.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

[Signature Page – Supplemental Indenture]

CB&I COJAFEX B.V.
CB&I EUROPE B.V.
CB&I HOLDINGS B.V.
CB&I NEDERLAND B.V.
CB&I OIL & GAS EUROPE B.V.
CB&I POWER COMPANY B.V.
CB&I RUSLAND B.V.
CBI COMPANY B.V.
CBI COMPANY TWO B.V.
CHICAGO BRIDGE & IRON COMPANY B.V.
COMET II B.V.
LEALAND FINANCE COMPANY B.V.
LUMMUS TECHNOLOGY B.V.
LUMMUS TECHNOLOGY HEAT TRANSFER B.V.
LUTECH PROJECT SOLUTIONS B.V.
LUTECH PROJECTS B.V.
LUTECH RESOURCES B.V.
NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Attorney

[Signature Page – Supplemental Indenture]

NOVOLEN TECHNOLOGY HOLDINGS C.V. By: McDermott Technology (3), B.V., acting in its capacity as general partner

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Attorney

[Signature Page – Supplemental Indenture]

CBI PANAMA, S.A.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

[Signature Page – Supplemental Indenture]

ARABIAN CBI LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

ARABIAN CBI TANK MANUFACTURING COMPANY LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

LUMMUS ARABIA LTD CO.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

[Signature Page – Supplemental Indenture]

CB&I GLOBAL OPERATIONS INTERNATIONAL, PTE. LTD.
CB&I GLOBAL OPERATIONS US PTE. LTD.
CB&I SINGAPORE PTE. LTD.

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorized Person

[Signature Page – Supplemental Indenture]

Executed and Delivered as a Deed by
AITON & CO LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
CB&I CONSTRUCTORS LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
CB&I GROUP UK HOLDINGS

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

[Signature Page – Supplemental Indenture]

Executed and Delivered as a Deed by
CB&I HOLDINGS (UK) LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
CB&I LONDON

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
CB&I PADDINGTON LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

[Signature Page – Supplemental Indenture]

Executed and Delivered as a Deed by
CB&I POWER LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
CB&I UK LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
CBI UK CAYMAN ACQUISITION LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

[Signature Page – Supplemental Indenture]

Executed and Delivered as a Deed by
LUMMUS CONSULTANTS INTERNATIONAL LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
LUTECH RESOURCES LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
OXFORD METAL SUPPLY LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

[Signature Page – Supplemental Indenture]

Executed and Delivered as a Deed by
PIPEWORK ENGINEERING AND DEVELOPMENTS LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
SHAW DUNN LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

[Signature Page – Supplemental Indenture]

Executed and Delivered as a Deed by
SHAW GROUP UK LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

Executed and Delivered as a Deed by
WHESSOE PIPING SYSTEMS LIMITED

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Authorised Person

Witnessed

By:	/s/ A. Elizabeth Cowles
Name:	A. Elizabeth Cowles
Title:	Executive Assistant

[Signature Page – Supplemental Indenture]

CB&I EL DORADO, INC.

By:	/s/ Ryan Zurkuhlen
Name:	Ryan Zurkuhlen
Title:	President

[Signature Page – Supplemental Indenture]

SHAW BENECO, INC.

By:	/s/ David Gross
Name:	David Gross
Title:	Chief Financial Officer and President

SHAW MANAGEMENT SERVICES ONE, INC.
SHAW TRANSMISSION & DISTRIBUTION SERVICES, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.
SHAW POWER TECHNOLOGIES, INC.

By:	/s/ David Gross
Name:	David Gross
Title:	President

[Signature Page – Supplemental Indenture]

CB&I HOUSTON 08 LLC

By:	/s/ Joseph Christaldi
Name:	Joseph Christaldi
Title:	Assistant Treasurer

[Signature Page – Supplemental Indenture]

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Trustee

By:	/s/ Tina D. Gonzalez
Name: Tina D. Gonzalez Title: Vice President

[Signature Page – Supplemental Indenture]